                             OCC ACCUMULATION TRUST

                              O MID CAP PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                                              MANAGED BY
                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY

                                    [LOGO]

                 REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999

     The first half of 1999 was a period of generally higher stock prices, with the market advancing 12.4% as measured by the Standard & Poor's 500 index ("S&P 500"). Within that general uptrend, however, there were several crosscurrents. In the first quarter, the gains of the S&P 500 continued to be driven by a limited number of technology and large cap growth issues, as had been true throughout 1998 and 1997. In the second quarter, by contrast, market leadership broadened to include undervalued stocks with strong business fundamentals of the type owned in our portfolios. Value stocks include those judged to be trading at market prices well below the inherent value of the business, while growth stocks include those believed to have excellent long-term earnings growth prospects. In addition, the stocks of small companies, which had trailed the performance of large cap issues for an extended period, sprang back to life in the second quarter, advancing sharply.

     Periods of outperformance by growth or value, or by large cap or small cap, are normal. Like a pendulum, when the market reaches one extreme or the other, absent some unusual factor it typically swings back. We believe the market is now coming back toward our value style, which should benefit the equity portfolios in the OCC Accumulation Trust.

     As the third quarter begins, a central issue facing investors is whether the U.S. economy is likely to overheat, causing interest rates to rise further. The debate surrounding this issue has resulted from warnings by Federal Reserve Chairman Alan Greenspan in mid-June that the recent growth rate of the U.S. economy is "unsustainable" and that the reservoir of available workers is drying up. In late June, in a preemptive move to keep the economy in check, the Federal Reserve (the "Fed") raised its target short-term interest rate by one-quarter percentage point, the first increase in more than two years.

     The Fed's action is consistent with our expectation that the three one-quarter point rate easings of 1998 are likely to require reversal during 1999. The original easings were made in response to global problems that are now on the mend; they were not required to stimulate the U.S. economy. Our current expectation is that the Fed will continue to retract the 1998 easings in order to maintain economic balance. That behavior should be positive for our investment style and central to the performance of the U.S. equity market as a whole.

     Our investment philosophy is characterized by:

     1. Long-term perspective: We focus on individual companies and try to understand where their businesses are going over the next several years, not on where the stock market is heading in the next quarter.

     2. Emphasis on cash flow: We buy businesses which generate cash that they can use to compound investors' capital throughout an economic cycle.

     3. Disciplined approach to valuation: We want to buy successful companies that are growing. However, unlike more aggressive investors, we are reluctant to pay a large premium for that growth. We believe that overpaying adds to risk and makes it more difficult to achieve an investment profit.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO

     The Mid Cap Portfolio invests in companies with stock market capitalizations--that is, the total market value of a company's common shares outstanding--between $500 million and $5 billion at time of purchase. This portfolio commenced operations on February 9, 1998 to broaden the range of investment choices available to investors in the Trust.

     In the first half of 1999, the Portfolio provided a total return of 4.7%, compared with a return of 10.7% for the Wilshire Midcap 750 Index, ("Wilshire 750"), inclusive of dividends, and an average total return of 13.0% for the funds in Lipper's Variable Insurance Products Performance Service Report mid cap category. The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization. The Portfolio's performance was 65th among the 77 funds in the Lipper category. We are disappointed with these results and remain dedicated to generating excellent investment performance for the Portfolio's shareholders.

     The Portfolio owns a diverse group of high-quality mid cap stocks that we believe to be "cheaper and better" than the market. As a group, the companies we own generate higher returns on capital and equity than the average of the companies in the broad mid cap indexes and have earnings growth rates that are as great as, or greater than, the average of the companies in these indexes. Although, they trade at lower average valuations than the indexes. We believe the inherent value of the stocks owned by the Portfolio will be recognized by the market in time and that, over a market cycle, our holdings will generate strong performance with below-market risk.

     In the 12 months ended June 30, 1999, the Portfolio was down 2.1%, while the Wilshire 750 increased 6.6% and the average total return of the funds in the Lipper mid cap category was 17.3%. This performance was 67th among the 71 funds in the Lipper mid cap universe. To a large degree, our underperformance reflected the fact that value stocks with strong business fundamentals of the type owned by the Portfolio trailed the market indexes during the 12 months, while growth stocks and highly valued technology issues rose sharply in price. We want to own growing companies. However, we are reluctant to pay high valuations, because doing so adds to risk and reduces future profit potential. We are confident that value stocks in general, and the types of quality value stocks owned by the Portfolio in particular, will return to favor and catch up with the indexes over the long term. From its inception on February 9, 1998 through June 30, 1999, the Portfolio's total annual return of 2.2% compared with 11.5% for the Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     The Portfolio is focused on long-term investment in undervalued quality companies with high cash flow and favorable business prospects. New positions in the first half of 1999 included AMFM (formerly Chancellor Media) and Lamar Advertising.

     AMFM is one of the cheapest stocks in the radio business. The industry is growing rapidly because radio is a less expensive medium on which to advertise than are newspapers or television, with a much more targeted audience, while the recent consolidation of the industry makes it easier for advertisers to purchase blocks of time. AMFM's valuation remains low due to the bad execution and acquisition strategy of prior management. In mid-March, however, AMFM's leading shareholders drove a complete change of top management to industry specialists with strong operating records; an unwinding of conflicts of interest with its largest shareholder; termination of purchases of noncore assets; and the sale of noncore billboard assets to Lamar Advertising for $1.6 billion. We believe these actions, as well as the company's use of strong cash flow to deleverage, should drive improved financial performance and result in a higher price-earnings ratio.

     We initiated our position in Lamar, one of the largest billboard companies, several weeks prior to its purchase of AMFM's billboard assets. This is a win-win transaction for both companies. The dynamics and attractiveness of billboard advertising are similar to radio, and also generate high cash flows. Lamar is a better billboard operator than AMFM (for which this was a noncore operation) and can also immediately cut large overlapping costs. AMFM will continue to benefit also, since it will receive a 30% stake in Lamar as part of the transaction.

     At June 30, 1999, the Portfolio's net assets were invested 93.9% in common stocks and 6.1% in cash and cash equivalents. This compared with 97.3% in common stocks and 2.7% in cash and cash equivalents six months earlier. The Portfolio's five largest holdings at June 30, 1999 were Air Express International, which provides freight forwarding and logistics services to international shippers, representing 4.9% of the Portfolio's net assets; Sabre Group Holdings, which operates an electronic travel reservations system and provides information technology services, 4.6% of net assets; Emmis Communications, which owns radio and television stations and publishes magazines, 4.4% of net assets; AMFM (formerly Chancellor Media), a leading radio broadcaster, 4.3% of net assets; and WPP Group (ADRs), one of the world's leading advertising and specialty communications services firms, 4.1% of net assets.

     The Portfolio's top five industry positions at the end of June were: electronics, representing 16.9% of the Portfolio's net assets; insurance, 16.1% of net assets; media/broadcasting, 9.7% of net assets; advertising, 8.4% of net assets; and real estate, 6.6% of net assets.

     We remain dedicated to generating excellent investment results with below market risk and believe the companies owned by the Portfolio--with their high cash flow, which they can use to create shareholder value--should perform well in the months ahead.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)



 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------                                                                                         ------------
              U.S. GOVERNMENT AGENCY NOTES -- 4.7%
 $  150,000   Federal Home Loan Bank, 4.88%, 7/16/99...............................................   $  149,695
     30,000   Federal National Mortgage Association, 5.03%, 7/13/99................................       29,950
                                                                                                      ----------
              Total U.S. Government Agency Notes (cost -- $179,645)................................      179,645
                                                                                                      ----------
   SHARES
 ----------
              COMMON STOCKS -- 93.9%
              ADVERTISING -- 8.4%
      1,400   Lamar Advertising Co.*...............................................................       57,312
      1,850   WPP Group plc ADR....................................................................      158,638
      2,350   Young & Rubicam, Inc.................................................................      106,778
                                                                                                      ----------
                                                                                                         322,728
                                                                                                      ----------
              COMPUTER SERVICES -- 5.7%
      3,500   Cadence Design Systems, Inc.*........................................................       44,625
      2,550   Sabre Group Holdings, Inc.*..........................................................      175,312
                                                                                                      ----------
                                                                                                         219,937
                                                                                                      ----------
              DRUGS & MEDICAL PRODUCTS -- 3.2%
      2,550   Teva Pharmaceutical Industries Ltd. ADR..............................................      124,950
                                                                                                      ----------
              ELECTRONICS -- 16.9%
      4,300   Allegheny Teledyne, Inc. ............................................................       97,287
      4,800   Arrow Electronics, Inc.* ............................................................       91,200
      2,800   Avnet, Inc. .........................................................................      130,200
      1,800   Flextronics International Ltd.*......................................................       99,900
      2,200   Jabil Circuit, Inc.*.................................................................       99,275
      3,000   Oak Industries, Inc.* ...............................................................      131,063
                                                                                                      ----------
                                                                                                         648,925
                                                                                                      ----------
              ENERGY -- 3.2%
      1,650   Anadarko Petroleum Corp. ............................................................       60,740
      2,300   Applied Power, Inc. .................................................................       62,819
                                                                                                      ----------
                                                                                                         123,559
                                                                                                      ----------
              FINANCIAL SERVICES -- 4.1%
      3,650   Countrywide Credit Industries, Inc. .................................................      156,038
                                                                                                      ----------
              HOTELS -- 0.9%
     13,800   Homestead Village, Inc.*.............................................................       33,637
                                                                                                      ----------
              INSURANCE -- 16.1%
      3,700   ACE Ltd. ............................................................................      104,525
      3,028   Conseco, Inc. .......................................................................       92,165
      3,500   Everest Reinsurance Holdings, Inc. ..................................................      114,187
      2,200   PartnerRe Ltd. ......................................................................       82,225
      1,050   Protective Life Corp. ...............................................................       34,650
      1,700   RenaissanceRe Holdings Ltd. .........................................................       62,900
      2,300   XL Capital Ltd. .....................................................................      129,950
                                                                                                      ----------
                                                                                                         620,602
                                                                                                      ----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

   SHARES                                                                                               VALUE
 ----------                                                                                           ----------
              COMMON STOCKS (CONCLUDED)
              MACHINERY/ENGINEERING -- 3.1%
      3,350   Dover Corp. .........................................................................   $  117,250
                                                                                                      ----------

              MANUFACTURING -- 3.2%
      1,600   Carlisle Cos., Inc. .................................................................       77,000
      1,425   Crane Co. ...........................................................................       44,798
                                                                                                      ----------
                                                                                                         121,798
                                                                                                      ----------

              MEDIA/BROADCASTING -- 9.7%
      1,400   Capstar Broadcasting Corp.*..........................................................       38,325
      3,000   Chancellor Media Corp.*..............................................................      165,375
      3,400   Emmis Communications Corp.*..........................................................      167,875
                                                                                                      ----------
                                                                                                         371,575
                                                                                                      ----------

              PRINTING/PUBLISHING -- 1.4%
      4,500   Hollinger, Inc. .....................................................................       53,438
                                                                                                      ----------

              REAL ESTATE -- 6.6%
      6,500   ProLogis Trust.......................................................................      131,625
      8,300   Security Capital Group, Inc. (Class B)*..............................................      120,869
                                                                                                      ----------
                                                                                                         252,494
                                                                                                      ----------

              TECHNOLOGY -- 5.0%
      3,100   ED & G, Inc..........................................................................      110,438
      4,000   Gartner Group, Inc.* ................................................................       82,000
                                                                                                      ----------
                                                                                                         192,438
                                                                                                      ----------

              TEXTILES/APPAREL -- 1.5%
      3,500   Shaw Industries, Inc.* ..............................................................       57,750
                                                                                                      ----------

              TRANSPORTATION -- 4.9%
      7,500   Air Express International Corp. .....................................................      190,313
                                                                                                      ----------

              Total Common Stocks (cost -- $3,492,184).............................................    3,607,432


              Total Investments (cost -- $3,671,829).....................................       98.6%  $3,787,077
              Other Assets Less Liabilities..............................................        1.4       53,791
                                                                                           ---------   ----------
              Total Net Assets...........................................................      100.0%  $3,840,868
                                                                                           =========   ==========

------------------
* Non-income producing security.
ADR -- American Depositary Receipt

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investments, at value (cost -- $3,671,829)..........................................................  $  3,787,077
Cash................................................................................................         3,930
Receivable from investments sold....................................................................        83,972
Dividends receivable................................................................................         2,112
Other assets........................................................................................           437
                                                                                                      ------------
  Total Assets......................................................................................     3,877,528
                                                                                                      ------------

LIABILITIES
Payable for investments purchased...................................................................        24,860
Payable for shares of beneficial interest redeemed..................................................           147
Other payables and accrued expenses.................................................................        11,653
                                                                                                      ------------
  Total Liabilities.................................................................................        36,660
                                                                                                      ------------
  Total Net Assets..................................................................................  $  3,840,868
                                                                                                      ============

COMPOSITION OF NET ASSETS
Par value ($.01 per share)..........................................................................  $      3,747
Paid-in-capital in excess of par....................................................................     3,656,757
Accumulated net investment income...................................................................         5,104
Accumulated net realized gain on investments........................................................        60,012
Net unrealized appreciation on investments..........................................................       115,248
                                                                                                      ------------
  Total Net Assets..................................................................................  $  3,840,868
                                                                                                      ============
Shares outstanding..................................................................................       374,657
                                                                                                      ------------
Net asset value per share...........................................................................  $      10.25
                                                                                                      ============


See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes $128)...................................................  $   14,080
  Interest............................................................................................       4,050
                                                                                                        ----------
     Total investment income..........................................................................      18,130
                                                                                                        ----------

OPERATING EXPENSES
  Investment advisory fees............................................................................      10,421
  Custodian fees......................................................................................       7,679
  Audit fees..........................................................................................       4,677
  Transfer and dividend disbursing agent fees.........................................................       1,605
  Trustees' fees and expenses.........................................................................          98
  Reports to shareholders.............................................................................          48
  Miscellaneous.......................................................................................       4,190
                                                                                                        ----------
     Total operating expenses.........................................................................      28,718
     Less: Investment advisory fees waived and expenses assumed by adviser............................     (14,831)
           Expense offset.............................................................................        (861)
                                                                                                        ----------
       Net operating expenses.........................................................................      13,026
                                                                                                        ----------
       Net investment income..........................................................................       5,104
                                                                                                        ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments....................................................................      68,431
  Net change in unrealized appreciation/depreciation on investments...................................     104,727
                                                                                                        ----------
       Net realized and unrealized gain on investments................................................     173,158
                                                                                                        ----------
Net increase in net assets resulting from operations..................................................  $  178,262
                                                                                                        ==========

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 FOR THE PERIOD
                                                                             SIX MONTHS ENDED      FEBRUARY 9,
                                                                               JUNE 30,             1998 (1)
                                                                               1999 (2)          TO DECEMBER 31, 1998
                                                                             ----------------    --------------------
OPERATIONS

Net investment income.....................................................      $    5,104            $    9,196
Net realized gain (loss) on investments...................................          68,431                (8,419)
Net change in unrealized appreciation/depreciation on investments.........         104,727                10,521
                                                                                ----------            ----------
  Net increase in net assets resulting from operations....................         178,262                11,298
                                                                                ----------            ----------

DIVIDENDS TO SHAREHOLDERS

From net investment income................................................              --                (9,196)
                                                                                ----------            ----------
  Total dividends to shareholders.........................................              --                (9,196)
                                                                                ----------            ----------

SHARE TRANSACTIONS

Net proceeds from the sale of shares......................................       2,334,019             2,061,371
Reinvestment of dividends.................................................              --                 4,411
Cost of shares redeemed...................................................        (556,437)             (182,860)
                                                                                ----------            ----------
  Net increase in net assets from share transactions......................       1,777,582             1,882,922
                                                                                ----------            ----------

     Total increase in net assets.........................................       1,955,844             1,885,024

NET ASSETS

Beginning of period.......................................................       1,885,024                    --
                                                                                ----------            ----------
End of period (including undistributed net investment income of $5,104 and
  $0, respectively).......................................................      $3,840,868            $1,885,024
                                                                                ==========            ==========

SHARES ISSUED AND REDEEMED

Issued....................................................................         240,265               211,535
Issued in reinvestment of dividends.......................................              --                   451
Redeemed..................................................................         (58,109)              (19,485)
                                                                                ----------            ----------
  Net increase............................................................         182,156               192,501
                                                                                ==========            ==========

------------------
(1) Commencement of operations.
(2) Unaudited

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999

                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio (the "Portfolio"). OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balanaces earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lesser period as may be approved by the board) to become eligible to receive benefits. For the six months ended June 30, 1999, expenses accrued in connection with the retirement plan were $98.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses in order to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1999, purchases and sales of investments, other than short-term securities, were $2,627,169 and $1,027,827, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

Aggregate gross unrealized appreciation for securities in which there was an excess of value over cost was $311,941, aggregate gross unrealized depreciation for securities in which there was an excess of cost over value was $196,693, resulting in net unrealized appreciation was $115,248.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                          SIX MONTHS ENDED        FEBRUARY 9, 1998 (1)
                                                                          JUNE 30, 1999 (7)       TO DECEMBER 31, 1998
                                                                          -------------------     -----------------------
Net asset value, beginning of period..................................        $      9.79               $     10.00
                                                                              -----------               -----------
Income from investment operations:
  Net investment income...............................................               0.01                      0.05
  Net realized and unrealized gain (loss) on investments..............               0.45                     (0.21)
                                                                              -----------               -----------
     Total income (loss) from investment operations...................               0.46                     (0.16)
                                                                              -----------               -----------
Dividends to shareholders:
  From net investment income..........................................                 --                     (0.05)
                                                                              -----------               -----------
     Total dividends to shareholders..................................                 --                     (0.05)
                                                                              -----------               -----------
Net asset value, end of period........................................        $     10.25               $      9.79
                                                                              ===========               ===========
Total return (2)......................................................               4.7%                     (1.6%)
                                                                              ===========               ===========
Net assets, end of period (000's).....................................        $     3,841               $     1,885
                                                                              -----------               -----------
Ratio of net operating expenses to average net assets (3,5,6).........              1.00% (4)                 1.05%
                                                                              -----------               -----------
Ratio of net investment income to average net assets (3,5,6)..........              0.39% (4)                 0.78%
                                                                              -----------               -----------
Portfolio turnover....................................................                30%                       38%
                                                                              -----------               -----------

------------------
(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3) Annualized
(4) Average net assets for the six months ended June 30, 1999 were $2,626,769.
(5) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived its fee and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratio of net operating expenses to average net assets and the ratio of net investment loss to average net assets would have been 2.14% and (0.75)% (annualized), respectively, for the six months ended June 30, 1999, and 4.28% and (2.46)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.
(7) Unaudited

                             OCC ACCUMULATION TRUST
                           ONE WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta........................................  Trustee, President & Chairman
Paul Y. Clinton..........................................  Trustee
Thomas W. Courtney.......................................  Trustee
Lacy B. Herrmann.........................................  Trustee
George Loft..............................................  Trustee
Bernard H. Garil.........................................  Vice President
Mark F. Degenhart........................................  Vice President and Portfolio Manager
John C. Giusio, Jr.......................................  Vice President
Richard J. Glasebrook, II................................  Vice President and Portfolio Manager
Colin Glinsman...........................................  Vice President and Portfolio Manager
Louis Goldstein..........................................  Vice President and Portfolio Manager
Benjamin D. Gutstein.....................................  Vice President and Portfolio Manager
Vikki Hanges.............................................  Vice President and Portfolio Manager
Timothy J. McCormack.....................................  Vice President and Portfolio Manager
Eileen P. Rominger.......................................  Vice President and Portfolio Manager
Lawrence K. Becker.......................................  Treasurer
Deborah Kaback...........................................  Secretary
Brian S. Shlissel........................................  Assistant Treasurer
Maria Camacho............................................  Assistant Secretary


INVESTMENT ADVISER
OpCap Advisors
One World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.